Exhibit 99.1

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION Gino Pereira Chief Executive Officer NXT - ID Inc.

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION Certain matters discussed in this presentation and management’s statements related thereto contain forward - looking statements that involve material risks to and uncertainties in our business that may cause actual results to differ materially from those anticipated by the statements made herein . Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications and maintain such licenses necessary to develop products ; the availability of financing ; our ability to implement our long range business plan for various applications of our technology ; our ability to enter into agreements with any marketing and/or distribution partners ; the impact of competition ; the obtaining and maintenance of any necessary regulatory clearances applicable to applications of our technology ; and management of growth and other risks and uncertainties that may be detailed from time to time in our reports filed with the Securities and Exchange Commission . This presentation does not purport to be an analysis of the Company's financial position . This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Any such offer may only be made pursuant to a registration statement or pursuant to any exemption from registration, if available . No general solicitation whatsoever is made or intended hereby . Cautionary Note Regarding Forward Looking Statements 2

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION Investment Opportunity 3 NXT - ID creates industry - leading technologies, with a focus on healthcare, that are at the center of the rapidly expanding Internet of Things . NXT - ID includes emerging business opportunities with significant high - growth potential as well as revenue producing lines of business with clear paths to expansion . (NASDAQ : NXTD)

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION Strategic Vision 4 With technologies that validate and connect users to devices and devices to ecosystems, NXT - ID seeks to play a central role in the application of healthcare within the Internet of Things.

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION Multi - layered and Recurring Revenue Opportunities Revenue Opportunities Device Manufacturers Licensing fees Consumers Retail PERS sales Monetization of data analytics Healthcare VA hospitals Home health agency monthly fees Telemedicine monitoring Value - Added Service Providers Monthly - based fees Monetization of data analytics

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION LogicMark LogicMark is the leading manufacturer and distributor of non - monitored and monitored personal emergency response systems ("PERS") sold through dealers/distributors and with the United States Department of Veterans Affairs 6

-- Confidential Draft --

Personal Emergency Response (PERS)

NXTID


VA
U.S. Department
of Veterans Affairs


HELP
Pendant Battery Charger

- LogicMark is a wholly-owned subsidiary of NXT-ID and is a dominate player in non-monitored personal emergency response systems (PERS) within the healthcare industry and is the leading provider of PERS devices to the U.S. Department of Veterans Affairs (VA) serving veterans who suffer from chronic conditions that often require emergency assistance.

- LogicMark serves a market that enables two-way communication, medical device connectivity and patient data tracking of key vitals through sensors, biometrics, and security to make home health care for chronic medical conditions, including the opportunity for making "aging in place," a reality.

- Remote healthcare, which includes health monitoring and management using IoT and cloud-based processing, continues to be a growth area for LogicMark. We see the long-term trend toward more security and safety devices as well as panic buttons as an ongoing and massive shift that is being driven by consumers seeking more remote activities, employers looking to provide safer work environments and greater levels of security.

CONFIDENTIAL – NOT FOR DISTRIBUTION

7

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION 8 Adult Fall Statistics Rapid Medical Response is Critical $54.9 Billion in potential financial costs related to adult falls each year by 2020 92% 47% 25% 12% 0% 20% 40% 60% 80% 100% 0-1 HR 1-3 HR 3-6 HR 48-72 HR % Found Alive Estimated Time Spent Incapacitated

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION 80.1% 19.3% 0.7% Landline 52.7% 33.5% 13.7% Home-Based Individuals Senior Living Facilities Assisted Living Facilities 66.0% 24.0% 12.0% United States Canada 40% 37% 18% 5% North America 78.3% 21.5% 0.2% Landline Mobile 61.0% 18.0% 21.0% Home-Based Individuals LogicMark operates in the $6.3 billion global PERS market, which is projected to grow at a CAGR of 5.8% from $6.0 billion in 2014 to $8.4 billion in 2020 Source : IndustryARC Global PERS Market North American PERS Market Source : IndustryARC

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION Favorable industry trends will drive increased demand for high quality PERS products in the future 246 270 279 287 294 301 312 324 35 40 47 55 64 72 78 81 281 310 326 341 357 374 390 406 0% 5% 10% 15% 20% 25% (50) 50 150 250 350 450 2000 2010 2015P 2020P 2025P 2030P 2035P 2040P Population (millions) 66 71 76 81 1960 1970 1980 1990 2000 2010 Avg. Age (years) 73% 13% 4% 4% 5% 1% % of Adults that prefer to "Age - in - place (1) " Strongly Agree Somewhat Agree Neither Agree/Disagree $0 $2,000 $4,000 $6,000 2014E 2015P 2016P 2017P 2018P 2019P 2020P PERS Market (millions) North America Rest of World The US Population is Aging Life Expectancy Is Increasing Demand for PERS Products is Increasing Source : US Census Bureau Source : World Development Indicators Source : Home & Community Preferences of the 45 + Population, AARP, 2010 Source : Global Medical Alert Systems Market ( 2014 - 2020 ), IndustryARC

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION Value Proposition $1,500 $200 0 200 400 600 800 1000 1200 1400 1600 Monitored* Non-Monitored 11 $ Hundreds LogicMark’s non - monitored PERS solution offers a significant value proposition Cost of ownership over a 5 - year period *Includes monthly monitoring fees of $20 - $30 / month. LogicMark

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION Stable Revenue Producer 12 • Existing B2B and B2G contracts produce consistent revenue • Consecutive quarters of record revenue • Gross margins of ~70% and EBITDA margins of ~35% • 34 cents of free cash flow for every dollar of revenue

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION • College Students and Teachers • Joggers, Hikers, Bikers and Climbers • Fishermen and Hunters • Hospitality Employees • Real Estate Agents and Bank Tellers • Children (under 12 years) • Oil Workers and Construction • Extreme Athletes • Singles Living Alone 13 Additional Market Opportunities Segments Positioned for Fast Growth

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION - S mall compact design for flexible placement - Carry options include lanyard, clip & standard bands - Small form factor . 48 mm x 40 mm x 14 mm - Water tight design - WiFi enabled. No cellular data plan or monthly fees - IOS & Android apps for setup, notifications and voice - Fall Detection - 3 - 6 months between charges - Push to talk 2 way communication - Voice prompts to guide through system checks and operation - Loud speaker volume to assist hearing impaired & noisy environments - Location Services 14 Future Products – WiFi Wearable PRODUCT FEATURES

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION – Small form factor . 45 mm x 30 mm x 10 mm – Sleek compact design – Carry options include lanyard, clip & standard bands – Water tight design – Best - in - class LPWA (low power wide area) technology – Software definable radio (SDR)  – GPS w/A - GPS w/enhanced GNSS for indoor positioning – IOS & Android app for setup, notifications and voice – Buttons located on left side to avoid accidental alarm – Fall Detection – Bluetooth BLE 5.0 – Display 240 x 240 TFT – Messaging, talk and 2 way – Roll - over to emergency personnel, family members and/or call centers 15 Future Products – Cellular Wearable Product Features

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION 16 • Favorable market dynamics • Stable revenue - producing customer base • Differentiated product line • Robust new product development pipeline • Compelling growth opportunities Defensible Market Position

-- Confidential Draft --

MediStats

NXTID

MediStats
Your Home Healthcare AdvoKit

MediStats is LogicMark's newest home healthcare monitoring solution which focuses in providing medical data collection through a patient telemedicine portal and the measurement of metrics through medical device diagnostic kits.

This is achieved through the utilization of wireless medical device connectivity from measuring patient and hospital data of key vitals. MediStats offers patients and caregivers greater flexibility, access and cost savings through the monitoring of patients at home:

Our Chronic Care monitoring program allows patients to easily transition out of the hospital or clinic and into their homes, providing them with access to ongoing follow up from their doctors by remotely monitoring their chronic conditions, potential symptoms, unexpected emergencies and ongoing medical needs.

Through MediStats patients will enjoy improved control and personal management over the medical conditions along with increased doctor and medical staff engagement as part of their home healthcare medical device diagnosis kit.

CONFIDENTIAL – NOT FOR DISTRIBUTION

17

-- Confidential Draft --

MediStats Value Proposition

MediStats can be a key contributor to hospitals' readmission reduction programs by providing increased patient engagement with the first 30 days of discharge


• Utilize Medistats fully customizable mobile home health monitoring solution to evaluate and track patient data, provide one-to-one communication, quickly review vitals
DISCHARGE
MONITOR
• Proactively monitor chronic & preventable conditions including: heart attacks; heart failure; chronic lung disease, coronary bypass graft surgery; hip & knee replacement; pneumonia; renal failure
• Reduce hospitals' all-cause 30 day readmission rate by estimated 10% - 15% through use of telehealth platform - Hospital readmission national avg approx 19%
READMISSION

CONFIDENTIAL – NOT FOR DISTRIBUTION
18

-- Confidential Draft --

MediStats Summary

- MediStats offers a workflow that aligns with the patient's recovery period, our solution automates follow-up reminders, connecting patients and providers over a secure video call, and allows for patient Q&A
- MediStats can reduce the cost and readmission into the hospital within the first 30 days, providing an estimated 10% - 15% reduction in all-cause readmissions over 12 months
- MediStats shortens the distance between patients and providers, essentially bringing back the house call by providing proactive patient monitoring upon discharge
- MediStats is a telehealth solution that employs a 4G mobile or wireless tablet-based system that collects patient vital signs via wireless peripherals
- MediStats is a cloud based software that has no expensive equipment or hardware to install.


MediStats
YOUR DATA

CONFIDENTIAL – NOT FOR DISTRIBUTION
19

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION Financial Performance

-- Confidential Draft -- CONFIDENTIAL – NOT FOR DISTRIBUTION CONFIDENTIAL – NOT FOR DISTRIBUTION 21 LogicMark Revenue, Gross Profit & EBITDA by Month for the Year 2017 and the Preliminary Nine Months Ended Sept. 30, 2018 Jan. Feb. March April May June July August Sept. Oct. Nov. Dec. F/Year 2017 2017 2017 2017 2017 2017 2017 2017 2017 2017 2017 2017 2017 2017 Revenue 1,261,387 1,168,081 1,529,921 1,191,419 1,441,263 1,428,879 1,146,166 1,522,369 997,328 1,636,299 1,471,914 1,247,964 16,042,990 Gross Profit 871,247 810,996 1,045,853 965,993 1,020,275 1,006,517 833,596 1,045,785 717,909 1,159,474 1,059,455 580,133 11,117,233 EBITDA 621,035 657,607 742,912 570,173 762,422 721,995 209,589 741,510 448,797 857,448 778,493 172,129 7,284,110 Jan. Feb. March April May June July August Sept. Oct. Nov. Dec. F/Year 2018 2018 2018 2018 2018 2018 2018 2018 2018 2018 2018 2018 2018 2018 Revenue 1,205,104 1,503,773 1,627,638 1,361,719 1,543,475 1,473,446 1,341,587 1,563,313 1,462,709 - - - 13,082,764 Gross Profit 874,902 1,109,345 1,194,949 1,021,459 1,177,095 1,037,296 994,817 1,179,617 1,118,103 - - - 9,707,583 EBITDA 506,362 756,332 787,385 614,977 772,777 640,509 637,135 701,503 638,831 - - - 6,055,811